PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement Dated December 3, 2003
to the Prospectus for Class D Shares
Dated July 31, 2003

Disclosure Relating to the Total Return Fund

In the Fund Summary for the Total Return Fund on page 30, the following sentence is inserted after the first sentence of the third paragraph:

Effective December 31, 2003, the Fund may not invest in equity securities.

Disclosure Relating to All Funds

The following two paragraphs replace the existing first two paragraphs of the section "Convertible and Equity Securities" beginning on page 46:

Each Fund (but only until December 31, 2003 for the Total Return Fund) may invest in convertible securities or equity securities. Effective December 31, 2003, the Total Return Fund may no longer invest in equity securities but may continue to invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

          The Fixed Income Funds intend to invest primarily in fixed income securities; however, while some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

The following is added as a separate paragraph after the fourth paragraph of the section "Buying Shares" on page 41:

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

The following is added as a new section entitled "Small Account Fee" before the section "Exchanging Shares" on page 41:

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $5,000, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $2,500 (until January 1, 2004 the minimums will be $2,500 and $1,000, respectively). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

The following paragraph replaces the second paragraph of the section "Exchanging Shares" on page 41:

          The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by PIMCO to be detrimental to the Trust or the Fund. Currently, the Trust limits the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of the Fund, subsequently sells those shares (by way of redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

The following sentence is added to the end of the second paragraph of the section "Investments in Other Investment Companies" on page 51:

The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.